

ASPEN GROUP INC.

Creating Value by Transforming the College Education Experience

Michael Mathews
Chairman & Chief Executive Officer
November, 2019
Nasdaq: ASPU

Safe Harbor Statement

Certain statements in this presentation and responses to various questions include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding continued growth in nursing opportunities, expected increase in our market share, the future growth of our new business units, sustained revenue growth, achieving positive Adjusted EBITDA in the fiscal year ending April 30, 2020, the future impact of bookings, our plans regarding the opening of new campuses, our campus revenue forecast, our future revenues, our future cash flow from operations, future capital expenditures, expected G&A trends, the contractual value of our accounts receivable, our plans regarding our hybrid pre-licensure program and our liquidity. The words "believe," "may," "estimate," "continue," "anticipate," "intend," "should," "plan," "could," "target," "potential," "is likely," "will," "expect" and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs.

Important factors that could cause actual results to differ from those in the forward-looking statements are included in our Risk Factors contained in our Form 10-K for the fiscal year ended April 30, 2019 and other filings with the Securities and Exchange Commission.

Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Regulation G - Non-GAAP Financial Measures. This presentation includes a discussion of Adjusted EBITDA, a non-GAAP financial measure. Certain information regarding this non-GAAP financial measure (including reconciliations to GAAP) is provided in our press release dated September 9, 2019 and on our website at www.aspu.com – Financial Information.

ASPEN GROUP INC.

Aspen: A New Model for Affordable College Degrees



Our unique approach **benefits students** with **reduced debt burden** and **very attractive ROI,** which in turn **drives our growth**

Focused marketing spend and capital investment in **high LTV nursing programs** grows our schools while improving operating margin

Disciplined management of our resources will allow us to achieve our growth, Adjusted EBITDA, and cash flow targets

ASPEN GROUP INC.

Evolving Our Business to Drive Growth

2011-2012

Michael Mathews appointed CEO of Aspen University

Vertically integrates marketing function and builds CRM algorithms algorithms

2014

Launches online degree program Monthly Payment Plans

Nursing degree focus with 100% online curriculum

2017

AGI Acquires United States University

Expands nursing degrees with Master of Science in Nursing-Family Nurse Practitioner (MSN-FNP) program

2018-2019

AU launches first Bachelor of Science in Nursing (BSN) pre-licensure program with an online/campus hybrid model in Phoenix, AZ

Opened second campus in North Phoenix (embedded within HonorHealth facilities)

This degree program delivers the Largest TAM, lowest Customer Acquisition Cost (CAC) and highest Lifetime Value (LTV)



UNITED STATES UNIVERSITY
26%
ASPEN UNIVERSITY
74%

FY 2019 Revenue Mix

ASPEN GROUP INC.

The College Debt Trap

The current tuition financing model is broken

- Students must **pay for tuition up-front**
- **69%** of the Class of 2018 **took out a student loan** according to Student Loan Hero
- Collectively, student borrowers owe **over $23 billion**, including more than **$9 billion in default**.
- Many will make **student loan payments until they retire.**



Source: New York Times article "The Student Debt Problem Is Worse Than We Imagined" August 25, 2018

Revolutionizing the College Financial Experience

Aspen's approach to **financing college degrees** allows **greater financial flexibility for** students to pursue their career goals and improve their incomes.

66% of ASPU students pay monthly



Affordable – Lower tuition costs than comparable campus and online programs



Monthly Payment Plan – issuing credit minimizes student debt burden after graduation

Monthly Fee Payments Deliver Recurring Cash



Monthly Tuition Payers by Quarter
5,168
5,588
5,861
6,162
6,633
7,028
+26%
July '18
October '18
January '18
April '19
July '19
October '19

- Monthly payments are **interest free** and paid over a fixed number of months
- Total contractual value of **over $63 million***
- **Monthly recurring cash** in excess of $1.5 million*

*As of October 2019

Key Competitive Advantages Drive Growth

~$150
Average Cost of Lead

14%
Conversion Rate*

$1,061
Cost/Enrollment*

Key competitive advantages to ASPU model – high conversion rates that drive high rates of enrollment growth

- **Vertically integrated** internet advertising program produces **highly qualified leads** versus unqualified leads that competitors buy from third-parties
- CRM designed to achieve industry leading conversion rates via a **proprietary algorithm** that recommends to our enrollment advisors which student leads to engage with at the right time

*For Aspen University online nursing + other program, as of October 2019, six-month rolling averages

Outstanding Student Outcomes

Student Satisfaction

97%

Aspen University alumni that felt they achieved the goals they set when they started the course or program

Aspen University RN to BSN Graduation Rate

84%

As compared to the national average of 60% of students who began a bachelor's degree at a 4-year institution

Source: NCES; reported to DEAC for CY2018

Monthly Payment Model

84%

Aspen University alumni that graduated without financial aid*

*Based on 1,564 Aspen University graduates between 2017-2018

Macro Trends Fuel Demand for Nursing Degrees

More jobs are being created in nursing due to demographics and health trends in an aging population

- Aging nursing workforce - almost 50% of Registered Nurses over 40
- Aging American population - 20% Americans will be over 65 by 2030

Hospitals require **more higher degreed nurses** to receive the prestigious **Magnet Recognition Designation** from American Nurses Credentialing Center (ANCC).

- Increases patient demand and improves reimbursements*
- Requires that 80% of nursing staff have a BSN degree or higher
- On average 40% of nurses only have a 2-year associates degree

* CMS Centers for Medicare and Medicaid Services determines fees for services

Nursing - Fastest Growing ASPU Student Body

ASPU offers **affordable nursing degrees** from Bachelor to Doctorate, including highly sought-after **MSN-FNP** and **Pre-licensure BSN** programs


10,718
7,950
+35%
8,904
6,206
+43%
Total Enrollments
Nursing Students
October '18
October '19

Nursing student growth drivers:

- High market demand
- ASPU targeted marketing
- Affordable tuition
- Online degree monthly payment plan minimizes student debt

ASPEN GROUP INC.

New Nursing Programs Expand TAM By 4X

High demand for new ASPU programs in degrees with large student populations

- Nursing schools only accepting ~70% of qualified entry level nursing applicants
- Many public schools have long wait lists for entry into these programs
- Only 56% of the nursing workforce hold a baccalaureate degree or higher

AU and USU Nursing Degree Program		Total Annual Tuition
Bachelor of Science in Nursing (RN to BSN Master of Science in Nursing (MSN)		$478 million
Doctor of Nursing Practice (DNP)	New	$100 million
Master of Science in Nursing – Family Nurse Practitioner (MSN - FNP)	New	$535 million
Pre-Licensure Bachelor of Science in Nursing (PL - BSN)	New	Over $3.0 billion

New programs expand our addressable market by 4X

Source: The American Association of Colleges of Nursing; for U.S. only

ASPEN GROUP INC.

Diversifying with High Lifetime Value Programs

- New degrees with **higher LTVs** than Aspen University Nursing + Other programs
  - In 2017 Aspen University launched Doctor of Nursing Practice (DNP)
  - December, 2017 with USU acquisition entered Master of Science in Nursing - Family Nurse Practitioner program
  - July, 2018 Aspen University launched pre-licensure BSN campus program

Aspen and USU Nursing Degree Programs	Lifetime Value per Enrollment
Pre-Licensure Bachelor's of Science in Nursing	**$30,000**
Masters of Science in Nursing-Family Nurse Practitioner	**$17,820**
Doctor of Nursing Practice	**$12,600**
AU Online Nursing and Other	$7,350

Increasing LTV from 3 new programs

*LTV or Life Time Value is the total contribution from the consumer, in this case students

ASPEN GROUP INC.

High Student Value Proposition Drives Enrollment

Affordable tuition and **improved career options** make ASPU nursing degree **ROI very attractive**

Salary uplift and expanded career options with a **payback of one year or less** motivates student to enroll in ASPU programs *and* graduate

Degree Program	Tuition Cost	Salary Uplift**	Years to Payback
RN to BSN	$9,750*	$9,786	1.00
MSN	$11,700*	$16,260	0.72
DNP (AU)	$18,900	$21,577	0.88
MSN-FNP (USU)	$23,250	$27,361	0.98

*Aspen University tuition rate for RN to BSN and MSN programs
**Source: Payscale.com

ASPEN GROUP INC.

Prioritize Investment to Accelerate Growth

Focusing our resources on growth with highest long-term returns

1. Efficient Marketing Spend

One marketing dollar spent delivers at least 6.9x revenue and 3.9x contribution margin

2. Expand Pre-licensure BSN Campuses

Our Pre-licensure BSN program delivers the highest LTV of all our nursing programs

Focused Online Marketing Drives Bookings

Directing marketing spend to increase enrollment in higher LTV nursing programs



New Enrollments
4,254
5,802
+36%
FY 2018
FY 2019

Focused marketing spend and adding new programs in 2019 drove enrollment



Annual Bookings
(in millions)
$34.8
$66.1
+90%
FY 2018
FY 2019

Increased 2019 enrollment in higher LTV programs **boosted Annual Bookings growth**

*As of July 2019

Pre-Licensure BSN is a $100M+ Opportunity

Pre-licensure BSN program estimated $30,000 LTV per enrollment - the highest of all our nursing programs

2024 Target of 12 campuses nationally

~1500 active students by year three per campus

Expected $9 million+ revenue run-rate per campus

Expanding to Texas and Florida in CY 2020

Assumptions:

- $47,600 - average total cost for tuition and fees*
- ~2/3 of the first year pre-requisite students are matriculating to core clinical program
- >90% graduation rate for core clinical students

*Tuition and fees for students with no college credits

Managing Resources to Achieve Growth Plan

4 Areas of Focus on Profitability and Improving Working Capital

1. Drive operating leverage at USU

2. Increase AU operating margins

3. Target operating margin of 30%+ for PL-BSN

4. Generate positive cash flow

Fiscal Year 2020 Key Metrics

Focus our resources on our highest LTV programs while managing costs to achieve positive Adjusted EBITDA

1. Year-over-year enrollment growth of ~25%

2. 35%+ annual bookings growth to >$89 million

3. Achieve annual revenue growth of 38%+

4. Adjusted EBITDA positive for FY 2020

Aspen Group is an Education Technology Company Making College Education Affordable



Our unique approach **benefits students with reduced debt burden and very attractive ROI,** which in turn **drives our growth**

Focused marketing spend and capital investment in **high LTV nursing programs** grows our schools while improving operating margin

Disciplined management of our resources will allow us to achieve our growth, Adjusted EBITDA, and cash flow targets



Appendix

Supplementary information

Management Team with Strong Industry Skills

Michael Mathews *Chairman & Chief Executive Officer*	**Dr. Cheri St. Arnauld** *Chief Academic Officer*	**Joseph Sevely** *Chief Financial Officer*	**Gerard Wendolowski** *Chief Operating Officer*	**Dr. Anne McNamara** *Chief Nursing Officer*
CEO of Interclick (Nasdaq: ICLK, 2007-2011), sold to Yahoo! in 2011 for $270 million. Former Operating Exec of CKS Partners (Nasdaq: CKSG, 1994-1998), sold to USWeb in 1998 for $344 million	CAO of Grand Canyon University (Nasdaq: LOPE, 2007-2012)	CFO of Cutwater Asset Management (2010-2015), with over $22 billion total assets under management, sold to BNY Mellon	VP Marketing of Atrinsic (Nasdaq: ATRN, 2008 - 2011)	CNO of Grand Canyon University (Nasdaq: LOPE, 2007-2014) History of 90%+ NCLEX scores at GCU under Dr. McNamara's leadership

ASPEN GROUP INC.

High Quality, Accredited Educational Institutions

Institution Accreditations

- Aspen University (AU): **nationally accredited** by **DEAC** (Distance Education Accrediting Commission since 1993; recognized by DOE and CHEA) and **member of NC-SARA (**National Council for State Authorization Reciprocity Agreements)
- United States University (USU): **regionally accredited** by **WSCUC** (Since 2009) and state authorized in 46 states/territories

Program Accreditations/Approvals

- AU and USU Baccalaureate, Master's and Doctoral Nursing degree programs accredited by the **Commission on Collegiate Nursing Education** (**CCNE**) (recognized by DOE and CHEA)
- AU's School of Business and Technology awarded the status of Candidate for Accreditation by the **International Accreditation Council for Business Education** (**IACBE**) for Baccalaureate and Master's business programs
- AU's Bachelor of Science in Nursing (Pre-licensure) degree program approved by **Arizona Private Post Secondary Education**

Comprehensive Nursing Degree Offerings

AU and USU Nursing Degree Programs	Program Launch	School	Tuition	Delivery Method	Payment Method*
Bachelor of Science in Nursing (RN to BSN)	2013	AU, USU	$9,750 - $11,700	Online	$250 - $300/ 39 - 42 months
Master of Science in Nursing (MSN)	2011	AU, USU	$11,700 – $13,000	Online	$325 - $350/36 - 43 months
Doctor of Nursing Practice (DNP)	2017	AU	New $18,900	Online	$375 over 51 months
MSN – Family Nurse Practitioner (MSN - FNP)	Dec, 2017	USU	New $27,000	Hybrid	$375 over 24 months**
Pre-Licensure Bachelor of Science in Nursing (BSN)	July, 2018	AU	New $48,000	Hybrid	Traditional payment method

*Monthly payment duration for tuition only, additional monthly payments are added for any miscellaneous fees incurred
**Monthly payment plan for first year liability of $9,000, payable over 24 months at $375/month; second year liability requires an traditional payment method

Improving Marketing Efficiency

Marketing efficiency driven by increased enrollments in programs with the highest LTV per enrollment

Aspen and USU Nursing Degree Programs	FY 2018 % of Enrollments	FY 2019 % of Enrollments	LTV per Enrollment	CAC per Enrollment*	Marketing Efficiency Ratio (MER*)	Contribution Margin/ Marketing $*
Online Nursing and Other online	91%	66%	$7,350	$1,061	6.9X	3.9X
Doctoral	3%	8%	$12,600	$943	13.4X	7.2X
MSN-FNP	7%	18%	$17,820	$862	20.7X	10.7X
Pre-Licensure BSN	0%	17%	$30,000	$336	89.3X	26.2X

Increased 2019 enrollment in **higher LTV programs** ...

...drove dramatic **increase in MER and contribution margin**

*As of October 2019

Equity Snapshot

As of 11/8/2019	
Nasdaq Ticker:	ASPU
Share Price:	$6.44
52 Week Range:	$3.58 - $7.02
Market Cap:	$123.4 Million
Shares Outstanding:	18.9 Million
Management & Director Ownership:	17%

Q1 FY'20 Consolidated Balance Sheets

	July 31, 2019 (Unaudited)	April 30, 2019
Assets		
Current assets:		
Cash	$ 7,243,580	$ 9,519,352
Restricted cash	452,021	448,400
Accounts receivable, net of allowance of $1,484,559 and $1,247,031, respectively	10,786,265	10,656,470
Prepaid expenses	546,767	410,745
Other receivables	1,435	2,145
Total current assets	19,030,068	21,037,112
Property and equipment:		
Call center equipment	245,715	193,774
Computer and office equipment	330,267	327,621
Furniture and fixtures	1,430,349	1,381,271
Software	4,765,597	4,314,198
	6,771,928	6,216,864
Less accumulated depreciation and amortization	(2,083,277)	(1,825,524)
Total property and equipment, net	4,688,651	4,391,340
Goodwill	5,011,432	5,011,432
Intangible assets, net	8,266,667	8,541,667
Courseware, net	145,063	161,930
Accounts receivable, secured - net of allowance of $625,963 and $625,963, respectively	45,329	45,329
Long term contractual accounts receivable	4,249,969	3,085,243
Debt issue cost, net	271,162	300,824
Right of use lease asset	7,996,585	—
Deposits and other assets	562,594	629,626
Total assets	$ 50,267,520	$ 43,204,503

ASPEN GROUP INC.

Q1 FY'20 Consolidated Balance Sheets

	July 31, 2019 (Unaudited)	April 30, 2019
Liabilities and Stockholders' Equity		
Current liabilities:		
Accounts payable	$ 1,588,331	$ 1,699,221
Accrued expenses	577,755	651,418
Deferred revenue	2,681,037	2,456,865
Refunds due students	1,591,632	1,174,501
Deferred rent, current portion	53,140	47,436
Convertible notes payable	50,000	50,000
Right of use lease liability, current portion	1,100,411	—
Other current liabilities	279,411	270,786
Total current liabilities	7,921,717	6,350,227
Senior secured loan payable, net of discount of $287,626 and $353,328 respectively	9,712,374	9,646,672
Right of use lease liability	7,095,695	—
Deferred rent	704,689	746,176
Total liabilities	25,434,475	16,743,075
Commitments and contingencies – see Note 10		
Stockholders' equity:		
Preferred stock, $0.001 par value; 1,000,000 shares authorized, 0 issued and outstanding at July 31, 2019 and April 30, 2019	—	—
Common stock, $0.001 par value; 40,000,000 shares authorized 18,913,527 issued and 18,896,443 outstanding at July 31, 2019 18,665,551 issued and 18,648,884 outstanding at April 30, 2019	18,914	18,666
Additional paid-in capital	69,146,123	68,562,727
Treasury stock (16,667 shares)	(70,000)	(70,000)
Accumulated deficit	(44,261,992)	(42,049,965)
Total stockholders' equity	24,833,045	26,461,428
Total liabilities and stockholders' equity	$ 50,267,520	$ 43,204,503

ASPEN GROUP INC.

Q1 FY'20 Consolidated Statements of Operations

	Three Months Ended July 31, 2019	Three Months Ended July 31, 2018
Revenues	$ 10,357,982	$ 7,221,305
Operating expenses		
Cost of revenues (exclusive of depreciation and amortization shown separately below)	4,353,058	3,752,392
General and administrative	7,037,150	5,824,132
Depreciation and amortization	606,574	498,105
Total operating expenses	11,996,782	10,074,629
Operating loss	(1,638,800)	(2,853,324)
Other income (expense)		
Other income	22,802	56,401
Interest expense	(423,689)	(40,353)
Total other income/(expense), net	(400,887)	16,048
Loss before income taxes	(2,039,687)	(2,837,276)
Income tax expense	35,595	—
Net loss	$ (2,075,282)	$ (2,837,276)
Net loss per share allocable to common stockholders - basic and diluted	$ (0.11)	$ (0.15)
Weighted average number of common stock outstanding - basic and diluted	18,733,317	18,317,830

ASPEN GROUP INC.

Q1 FY'20 Adjusted EBITDA

The following table presents a reconciliation of Adjusted EBITDA to Net loss allocable to common shareholders, a non-GAAP financial measure:

	Quarter Ended July 31, 2019	Quarter Ended July 31, 2018
Net loss	$ (2,075,282)	$ (2,837,276)
Interest expense, net of interest income	420,067	40,353
Taxes	90,277	—
Depreciation & amortization	606,574	498,105
EBITDA (loss)	(958,364)	(2,298,818)
Bad debt expense	240,899	121,805
Non-recurring charges	132,949	188,665
Stock-based compensation	498,417	209,976
Adjusted EBITDA (Loss)	$ (86,099)	$ (1,778,372)



Operating Metrics
Second Quarter FY 2020

Strong Bookings Growth and Increased ARPU Fueled by High LTV Program Enrollments

Total Enrollment


2,217
1,565
+42%
Q2 FY19
Q2 FY20

ARPU


$14,125
$10,434
+35%
Q2 FY19
Q2 FY20

Total Bookings (in $ millions)


$31.3
$16.3
+92%
Q2 FY19
Q2 FY20

*"Bookings" are defined by multiplying LTV by new student enrollments for each operating unit.

High Marketing Efficiency Ratio (MER)* with Lower CAC and Trend Toward Higher LTV Enrollment

	Cost/ Enrollment (CAC)	LTV/ Enrollment	MER	1H FY 2019 % of Enrollments	1H 2020 % of Enrollments
Aspen (Nursing + Other)	$1,061	$7,350	6.9X	69%	52%
Aspen (Doctoral)	$943	$12,600	13.4X	8%	9%
USU (FNP + Other)	$862	**$17,820**	20.7X	17%	→ 22%
Aspen (Pre-Licensure BSN, AZ)	$336	**$30,000**	89.3X	4%	→ 17%

*MER = revenue-per-enrollment or LTV/cost-per-enrollment or CAC

ASPEN GROUP INC.

Growing Student Body with High LTV Nursing Student Body Growing Fastest

USU FNP and Aspen BSN P-L Students grew 203%*


AU and USU Active Student Body
10,000
8,000
6,000
4,000
2,000
-
5,466
7,107
740
843
5,718
7,393
868
961
6,164
7,784
1,049
1,148
6,595
8,261
1,407
1,491
7,299
9,016
1,605
1,702
October '18
January '19
April '19
July '19
October '19
AU Nursing
AU Total Students
USU Nursing
USU Total Students

*USU MSN-FNP and Aspen Pre-Licensure BSN active students grew year-over-year from 831 to 2,514 students or 203%
**Active Degree-Seeking Students" are defined as degree-seeking students who were enrolled in a course during the quarter reported, or are registered for an upcoming course.

ASPEN GROUP INC.

Average Revenue Per User (ARPU) Increased 35% due to Increased Percentages of High LTV Enrollment

	LTV/ Enrollment	Q2 FY'2019 Enrollments	% of total	Q2 FY'2019 Bookings*	Q2 FY'2020 Enrollments	% of total	Q2 FY'2020 Bookings*
AU Online (Nursing + Other) Unit	$7,350	1,104	71%	$8,114,400	1,196	54%	$8,790,600
AU (Doctoral) Unit	$12,600	133	9%	$1,675,800	190	9%	$2,394,000
AU (Pre-Licensure BSN) Unit	$30,000	57	4%	$1,710,000	437	20%	$13,110,000
USU (FNP + Other) Unit	$17,820	271	17%	$4,829,220	394	18%	$7,021,080
Total		1,565		$16,329,420	2,217		$31,315,680
Average Revenue Per User (ARPU)*				**$10,434**			**$14,125**

*"Bookings" are defined by multiplying LTV by new student enrollments for each operating unit. "Average Revenue Per User or (ARPU)" is defined by dividing total bookings by total enrollments.

Consistent Enrollment Growth with Solid Enrollment Advisor Results Across All Programs

	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	EAs	Enrolls/ Month/EA
Aspen (Nursing + Other)	1,104	895	944	941	1,196	47	8.5
Aspen (Doctoral)	133	120	113	198	190	8	7.9
USU (FNP + Other)	271	251	317	514	394	18	7.3
Aspen (Pre-Licensure BSN, AZ Campuses)	57	97	186*	276*	437*	8	18.2
Total	**1,565**	**1,363**	**1,560**	**1,929**	**2,217**	**81**	

*Includes prerequisite students for HonorHealth campus and students registered for upcoming start dates awaiting financial clearance

ASPEN GROUP INC.